Cmoproj
UBS		7:30:48 pm February 25, 2004
Fixed Income Research	MAST0403G4 30 year 5.5	Margarita Genis mgenis@rhino
cmoproj.614		Page 1

     Bond

Balance     Coupon     Delay     Factor          Index      Value        Reset     Multiplier     Cap

       4A7        1,363,636.00      5.50000

24

1.000000

-1.0000          -

    -

    -

     Floor     Current

Settle

Deal

WAC     WAM

Pricing

Duration

Coupon

Date

Speed

@ Px

          -           5.5000

02/27/04

30 year       5.93       357.00

300.0PSA

26:16

Price	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA
	50	100	200	300	400	500	600	750
26:00	20.213	16.447	14.310	14.310	11.016	3.899	-2.937	-12.885
26:01	20.182	16.411	14.271	14.271	10.975	3.853	-2.987	-12.940
26:02	20.151	16.375	14.233	14.233	10.934	3.807	-3.036	-12.994
26:03	20.120	16.339	14.195	14.195	10.893	3.761	-3.086	-13.048
26:04	20.089	16.303	14.157	14.157	10.852	3.715	-3.136	-13.102
26:05	20.059	16.267	14.119	14.119	10.811	3.669	-3.186	-13.156
26:06	20.028	16.231	14.081	14.081	10.770	3.623	-3.235	-13.210
26:07	19.997	16.196	14.043	14.043	10.729	3.577	-3.285	-13.263

26:08	19.967	16.160	14.005	14.005	10.689	3.532	-3.334	-13.317
26:09	19.936	16.124	13.967	13.967	10.648	3.486	-3.383	-13.370
26:10	19.906	16.089	13.930	13.930	10.607	3.441	-3.433	-13.424
26:11	19.875	16.053	13.892	13.892	10.567	3.395	-3.482	-13.477
26:12	19.845	16.018	13.855	13.855	10.527	3.350	-3.531	-13.530
26:13	19.815	15.982	13.817	13.817	10.486	3.305	-3.580	-13.583
26:14	19.785	15.947	13.780	13.780	10.446	3.260	-3.629	-13.637
26:15	19.755	15.912	13.743	13.743	10.406	3.215	-3.677	-13.689

26:16	19.724	15.877	13.705	13.705	10.366	3.170	-3.726	-13.742
26:17	19.694	15.842	13.668	13.668	10.326	3.125	-3.775	-13.795
26:18	19.665	15.807	13.631	13.631	10.286	3.080	-3.823	-13.848
26:19	19.635	15.772	13.594	13.594	10.246	3.035	-3.871	-13.900
26:20	19.605	15.737	13.557	13.557	10.206	2.990	-3.920	-13.953
26:21	19.575	15.702	13.520	13.520	10.166	2.946	-3.968	-14.005
26:22	19.545	15.667	13.483	13.483	10.127	2.901	-4.016	-14.058
26:23	19.516	15.633	13.447	13.447	10.087	2.857	-4.064	-14.110

26:24	19.486	15.598	13.410	13.410	10.048	2.813	-4.112	-14.162
26:25	19.457	15.563	13.373	13.373	10.008	2.768	-4.160	-14.214
26:26	19.427	15.529	13.337	13.337	9.969	2.724	-4.208	-14.266
26:27	19.398	15.495	13.300	13.300	9.930	2.680	-4.256	-14.318
26:28	19.369	15.460	13.264	13.264	9.890	2.636	-4.304	-14.370
26:29	19.339	15.426	13.228	13.228	9.851	2.592	-4.351	-14.421
26:30	19.310	15.392	13.191	13.191	9.812	2.548	-4.399	-14.473
26:31	19.281	15.358	13.155	13.155	9.773	2.504	-4.446	-14.524
Avg Life	13.884	9.118	7.966	7.966	6.783	5.312	4.477	3.690
Duration	3.869	3.309	3.123	3.123	2.900	2.585	2.389	2.200
First Pay	1/17	6/12	3/11	3/11	4/10	1/09	4/08	8/07
Last Pay	1/19	1/14	4/13	4/13	9/11	12/09	11/08	1/08

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2004

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.